UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2015

Date of reporting period: January 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Semi-Annual Report	January 31, 2015

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

SHAREHOLDERS’ LETTER

January 31, 2015

To the Shareholders of the Reaves Utilities and Energy Infrastructure Fund:

In the six months ended January 31, 2015, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of 0.63% for the Institutional shares and 0.50% for the Class “A” shares. This compares to a 4.37% return for the Standard and Poor’s 500 Indexi.

We invest primarily in three sectors: utilities, energy and telecom. While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following discussion includes sector performance estimates on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about 8.40% to the total return in the period. The utilities’ portfolio’s internal rate of return (IRR)1 of 19.27% slightly underperformed the S&P Utilities Indexii mostly because of the currency effect of international investments.

As fear of a global slowdown in the second half of 2014 became more widespread, utilities benefitted from safe-haven demand, as did treasuries and high-grade corporate bonds. Investors had been selling utilities early in the third quarter on expectations of a rise in U.S. interest rates resulting from better U.S. labor markets. However, these expectations abated as evidence emerged that conditions outside the U.S. were worsening. At the same time, oil prices fell sharply which put more pressure on non-U.S. central banks (the European Central Bank, in particular) to keep rates low and add stimulus in an effort to head off potential deflation.

Increased merger and acquisition activity raised additional investor interest. In October, Cleco Corp., a Louisiana utility, agreed to be purchased for $4.7 billion by an investor group. In December Nextera Energy announced its intention to acquire Hawaiian Electric Industries for $4.3 billion in stock, cash and assumed debt. Both deals represented some of the highest price to earnings multiples we’ve seen in recent times, and speaks to the willingness of strategic buyers to pay high prices for the steady cash flows utilities generate.

[1]	Internal Rate of Return: a calculation that measures how much profit an investment makes, without considering things such as interest rates or inflation.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

Regulatory commissions largely support efficiency efforts that can minimize customer rate increases, even in if they are from consolidation. Very few pure-play electrics are seeing material load increases. This is partly due to mediocre economic growth (although economic conditions in the U.S. should improve in 2015), but also due to efficiency gains in lighting and heating, as well as increased adoption of residential rooftop solar. Therefore, incremental maintenance and growth spending has increasingly resulted in higher rates on consumers, something utility commissions prefer to minimize. Thus, we believe that they are likely to be friendly to deals especially if cost synergies can translate into a reduced need for customer rate increases.

Going forward, we believe that interest rates will remain a driving force for short-term price direction, and may be a headwind as labor conditions improve. Longer term, however, utility dividend growth, mergers & acquisitions and infrastructure development opportunities will help to underpin utility valuations. Additionally, gas utilities are in a unique position as consolidation candidates because consumer defection from oil or electric heating/cooling is driving higher growth rates. Thus, we would not be surprised to see electric utilities more actively pursuing purchases of smaller gas distributors.

Energy

The energy portion of the portfolio contributed about -6.70% to the total return in the period. The energy portfolio’s IRR of -22.72% outperformed indexes such as the SPDR S&P Oil and Gas Exploration & Production ETF (XOP)iii and the PHLX Oil Services Index (OSX)iv which were both down more than 30%.

During the period, U.S. oil price benchmark West Texas Intermediate fell -50.86% while global benchmarks like UK Brent did about the same. The decline was due to a combination of rising production from the U.S. and Libya at the same time as expectations of global growth were being revised lower. In addition, Saudi Arabia refused to act as swing producer to make room for recovering production from Iraq and Libya and growth from the U.S. U.S. natural gas prices were somewhat more stable, but were also under pressure because of very high production growth out of Appalachia (Utica and Marcellus shales) and somewhat warmer than normal winter weather.

Our outlook is sanguine, especially for the next twelve to twenty-four months, although the first and second quarters of 2015 are likely to be very difficult due to U.S. oil inventory overhang. While we are not overly optimistic on demand growth, we believe that current oil prices do not generate returns that justify

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

incremental investment in productive capacity. This is especially the case for global deep-water which was already marginally economic at $90 oil. The same is true for much of Russia, and higher cost U.S. shale basins. Reduced investment (so far operators in the U.S. have cut budgets by about 35% versus 2014) will result in lower production growth in 2015. As the growth rate slows, we expect forward oil prices to firm.

Current prices are also too low for Saudi Arabia to generate revenue required to balance its fiscal budget. Spending cuts are unlikely given the country’s need to fund lavish social programs and a large defense budget, which means debt levels will have to rise. The country has historically been reluctant to operate a fiscal deficit for periods longer than a few years. It is possible that once non-OPEC production growth slows, the Saudi’s may become more amenable to working with other OPEC members to curtail production in an effort to support prices.

If we are wrong in our outlook we still believe that our investments are in companies that have a cost and growth advantage and can survive and prosper in a lower price environment. However, we have scaled back our investments in infrastructure and eliminated the sole master limited partnership holding, because it may be several years before the outlook for large-scale infrastructure investment improves.

Telecommunications

The return from telecom sector holdings, broadly defined to include cable and tower companies as well as traditional wireline and wireless communications, was marginally positive for the period.

U.S. cable stocks were volatile because of President Obama’s public statement in support of reclassifying broadband as a Title II communications service. Title II would mean a fairly heavy-handed, if legally rigid, set of new regulations for the industry. However, concerns were largely mitigated when it became clearer that legislation would not include price regulation and that there would be little impact on consolidation. For our part, discussions with company management teams, as well as with industry and regulatory experts, continue to reinforce our confidence that the value-creating deals are likely to close, with a palatable regulatory construct.

There was no pause in aggressive pricing schemes in U.S. wireless during the period — for evidence, witness Sprint’s new TV advertising campaign starring former AT&T and Verizon customers being given chainsaws (among other tools) to cut their bills in half with the smaller carrier. We don’t expect improvement in the competitive dynamics (or civility, for that matter) any time

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

soon, and have continued to pare back our exposure accordingly. We note, however, that as all four major carriers invest aggressively in network improvements, tower stocks in general continue to be the primary beneficiaries.

Outlook

Our utility sector investments are increasingly focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains very healthy. Many of these companies have robust growth potential driven by gas-related investments, such as liquid natural gas, or by the impact of renewables as a source of power generation. These companies should be able to raise their dividends at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments remain concentrated in subsectors we believe will benefit from investment required to develop new shale resources. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure will do well.

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we see opportunities in cable, as broadband market-share gains should continue. Additionally, tower/chip/equipment companies are poised to benefit from increasing data usage and development of next-generation networks. We will also look for opportunities abroad as wireless and wireline data growth is a global phenomenon.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLP’s involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLP’s or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

Definition of the Comparative Indices

i The S&P 500 Index is a capitalization-weighted, composite index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 index.

ii The S&P Utilities Index is a capitalization-weighted index containing 31 electric and gas utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities. This equity index does not currently have telecommunications or energy equities that are contained in the Fund.

iii The SPDR S&P Oil & Gas Exploration & Production ETF (XOP) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the S&P Oil & Gas Exploration & Production Select Industry Index which is comprised of stocks classified as oil and gas exploration and production sub-industry.

iv The PHLX Oil Services Index (OSX), an oil service sector index, is a price-weighted index composed of the common stocks of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.9%
	Shares	Value

CONSUMER DISCRETIONARY — 8.6%
Charter Communications, Cl A *	7,000	$1,057,805
Comcast, Cl A	24,900	1,323,311
Liberty Global, Cl A *	34,000	1,588,480
Time Warner Cable	15,000	2,041,950

		6,011,546

ELECTRIC UTILITIES — 20.3%
Duke Energy	13,000	1,132,820
ITC Holdings	65,000	2,765,100
NextEra Energy	29,000	3,167,960
NextEra Energy LP (A)	6,000	240,540
Northeast Utilities	61,840	3,437,067
TerraForm Power, Cl A	2,000	65,080
Westar Energy, Cl A	79,000	3,374,880

		14,183,447

ENERGY — 21.6%
Chevron	16,000	1,640,480
Enbridge	33,400	1,617,562
EOG Resources	27,000	2,403,810
Halliburton	17,000	679,830
Kinder Morgan	33,000	1,354,650
Pioneer Natural Resources	17,000	2,559,010
Range Resources	28,000	1,295,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

ENERGY — continued
Schlumberger	25,000	$2,059,750
Williams Companies	33,500	1,469,310

		15,079,962

FINANCIALS — 5.5%
American Tower, Cl A REIT	32,200	3,121,790
Crown Castle International REIT	8,000	692,080

		3,813,870

GAS — 2.6%
ONE Gas	41,000	1,811,790

INDUSTRIALS — 3.6%
Union Pacific	21,500	2,520,015

INFORMATION TECHNOLOGY — 1.1%
First Solar *	17,000	719,440

MULTI-UTILITIES — 19.4%
CMS Energy	71,000	2,678,830
DTE Energy	37,650	3,375,699
National Grid PLC ADR	35,000	2,461,900
NiSource	51,700	2,236,542
Sempra Energy	25,000	2,798,000

		13,550,971

TELECOMMUNICATION SERVICES — 7.4%
BCE	30,700	1,410,665
Level 3 Communications *	17,000	845,580
SBA Communications, Cl A *	13,000	1,517,100
Verizon Communications	30,000	1,371,300

		5,144,645

WATER UTILITIES — 7.8%
American Water Works	65,300	3,665,942
Aqua America	66,000	1,785,300

		5,451,242

TOTAL COMMON STOCK (Cost $54,713,319)		68,286,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

SHORT-TERM INVESTMENT(B) — 2.7%
	Shares	Value

SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (Cost $1,916,648)	1,916,648	$1,916,648

TOTAL INVESTMENTS — 100.6% (Cost $56,629,967)		$70,203,576

Percentages are based on Net Assets of $69,776,478.
*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At January 31, 2015, this security amounted to $240,540 or 0.3% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2015.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $56,629,967)	$70,203,576
Cash	4,187
Receivable for Capital Shares Sold	50,298
Dividends Receivable	31,367
Prepaid Expenses	25,941

Total Assets	70,315,369

Liabilities:
Payable for Investment Securities Purchased	421,742
Payable due to Adviser	45,828
Payable due to Administrator	11,636
Payable for Capital Shares Redeemed	3,693
Payable due to Trustees	3,350
Chief Compliance Officer Fees Payable	2,758
Payable due to Distributor	2,151
Other Accrued Expenses	47,733

Total Liabilities	538,891

Net Assets	$69,776,478

Net Assets Consist of:
Paid-in-Capital	$56,753,186
Distributions in Excess of Net Investment Income	(35,120)
Accumulated Net Realized Loss on Investments	(515,197)
Net Unrealized Appreciation on Investments	13,573,609

Net Assets	$69,776,478

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($62,526,779 ÷ 5,857,113)	$10.68

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($7,249,699 ÷ 678,154)	$10.69

Maximum Offering Price Per Share — Class A Shares ($10.69 ÷ 95.25%)	$11.22

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
FOR THE SIX MONTHS
ENDED JANUARY 31, 2015
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$841,013
Less: Foreign Taxes Withheld	(2,175)

Total Investment Income	838,838

Expenses:
Investment Advisory Fees	268,324
Administration Fees	69,063
Distribution Fees(1)	8,817
Trustees’ Fees	4,659
Chief Compliance Officer Fees	3,768
Transfer Agent Fees	43,521
Legal Fees	16,608
Registration Fees	14,318
Printing Fees	13,202
Audit Fees	10,876
Custodian Fees	3,967
Insurance and Other Expenses	5,661

Total Expenses	462,784

Add: Recovery of Previously Waived Advisory Fees	11,166
Less: Fees Paid Indirectly(2)	(22)

Net Expenses	473,928

Net Investment Income	364,910

Net Realized Loss on Investments	(747,065)
Net Realized Loss on Foreign Currency Transactions	(1,939)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	782,780

Net Realized and Unrealized Gain on Investments	33,776

Net Increase in Net Assets Resulting from Operations	$398,686

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Operations:
Net Investment Income	$364,910	$952,791
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	(749,004)	6,427,003
Net Change in Unrealized Appreciation/(Depreciation) on Investments	782,780	2,408,685

Net Increase in Net Assets Resulting from Operations	398,686	9,788,479

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(368,637)	(1,198,276)
Class A Shares	(31,396)	(82,629)

Total from Net Investment Income	(400,033)	(1,280,905)

Net Realized Gains
Institutional Class Shares	(4,196,294)	(1,290,887)
Class A Shares	(465,566)	(114,384)

Total from Net Realized Gains	(4,661,860)	(1,405,271)

Total Dividends and Distributions	(5,061,893)	(2,686,176)

Capital Share Transactions(1)
Institutional Class Shares
Issued	85,167	1,290,590
Reinvestment of Distributions	3,698,769	1,831,650
Redeemed	(2,791,811)	(2,584,208)

Net Institutional Class Capital Share Transactions	992,125	538,032

Class A Shares
Issued	1,018,898	2,272,854
Reinvestment of Distributions	472,837	184,825
Redeemed	(507,275)	(1,649,084)

Net Class A Capital Share Transactions	984,460	808,595

Net Increase From Capital Share Transactions	1,976,585	1,346,627

Total Increase/(Decrease) in Net Assets	(2,684,683)	8,448,930

Net Assets:
Beginning of Period	72,463,100	64,014,170

End of Period (including undistributed (distributions in excess of) net investment income of $(35,120) and $3, respectively)	$69,776,478	$72,463,100

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period
	Institutional Class Shares
	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$11.42		$10.28	$9.09	$8.52	$6.83	$6.52

Income from Operations:
Net Investment Income(1)	0.06		0.15	0.16	0.17	0.17	0.16
Net Realized and Unrealized Gain on Investments	0.01		1.43	1.21	0.57	1.64	0.27

Total from Operations	0.07		1.58	1.37	0.74	1.81	0.43

Dividends and Distributions from:
Net Investment Income	(0.06)		(0.21)	(0.18)	(0.17)	(0.12)	(0.12)
Net Realized Gains	(0.75)		(0.23)	—	—	—	—

Total Dividends and Distributions	(0.81)		(0.44)	(0.18)	(0.17)	(0.12)	(0.12)

Net Asset Value, End of Period	$10.68		$11.42	$10.28	$9.09	$8.52	$6.83

Total Return†	0.63%		15.89%	15.29%	8.90%	26.62%	6.58%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$62,527		$65,732	$58,605	$54,222	$52,123	$48,929
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%*††	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.27	%*	1.31%	1.37%	1.44%	1.44%	1.42%
Ratio of Net Investment to Average Net Assets	1.04	%*	1.45%	1.67%	2.07%	2.13%	2.27%
Portfolio Turnover Rate	33	%**	85%	103%	95%	84%	89%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
††	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(1)	Per share data calculated using average shares method.
*	Annualized
**	Not Annualized
Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period
	Class A Shares
	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012^	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Period	$11.43		$10.29	$9.09	$8.52	$6.83	$6.53

Income from Operations:
Net Investment Income(1)	0.04		0.13	0.13	0.16	0.15	0.14
Net Realized and Unrealized Gain on Investments	0.02		1.42	1.23	0.56	1.64	0.26

Total from Operations	0.06		1.55	1.36	0.72	1.79	0.40

Dividends and Distributions from:
Net Investment Income	(0.05)		(0.18)	(0.16)	(0.15)	(0.10)	(0.10)
Net Realized Gains	(0.75)		(0.23)	—	—	—	—

Total Dividends and Distributions	(0.80)		(0.41)	(0.16)	(0.15)	(0.10)	(0.10)

Net Asset Value, End of Period	$10.69		$11.43	$10.29	$9.09	$8.52	$6.83

Total Return†	0.50%		15.58%	15.11%	8.64%	26.31%	6.14%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$7,249		$6,731	$5,409	$5,003	$2,626	$2,527
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55	%*	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.52	%*	1.56%	1.62%	1.69%	1.69%	1.67%
Ratio of Net Investment to Average Net Assets	0.78	%*	1.24%	1.42%	1.84%	1.87%	2.03%
Portfolio Turnover Rate	33	%**	85%	103%	95%	84%	89%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Select Research Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.
*	Annualized
**	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-nine funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”), The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the Six month period ended January 31, 2015, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2015, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended January 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended January 31, 2015, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.04 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended January 31, 2015, the Fund was charged $69,063, for these services.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six month period ended January 31, 2015, the Fund earned credits of $22, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of January 31, 2015, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $64,020, expiring in 2016, and $29,859, expiring in 2017, During the six month period ended January 31, 2015, Advisor recaptured $11,166 previously waived fees.

6.	Share Transactions:

	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014
Share Transactions:
Institutional Class Shares
Issued	7,513	122,469
Reinvestment of Distributions	342,636	178,850
Redeemed	(248,629)	(245,917)

Net Institutional Class Capital Share Transactions	101,520	55,402

Class A Shares
Issued	90,906	205,599
Reinvestment of Distributions	43,760	18,018
Redeemed	(45,088)	(160,523)

Net Class A Capital Share Transactions	89,578	63,094

Net Increase in Shares Outstanding from Share Transactions	191,098	118,496

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six month period ended January 31, 2015 were $23,160,972 and $26,434,859, respectively. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to basis adjustments due to return of capital distributions received and master limited partnership adjustments have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(69,245)	$71,941	$(2,696)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$1,806,268	$879,908	$2,686,176
2013	1,123,243	—	1,123,243

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$985,188
Undistributed long-term capital gains	3,676,052
Unrealized Appreciation	13,025,255
Other Temporary Differences	4

Total Distributable Earnings	$17,686,499

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. During the fiscal year ended July 31, 2014, the Fund utilized $349,366 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JANUARY 31, 2015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2015 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$56,629,967	$15,353,581	$1,779,972	$13,573,609

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At January 31, 2015, 12% of total Institutional Class Shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding and 55% of total Class A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2015.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2014 to January 31, 2015).

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2014	Ending Account Value 1/31/2015	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,006.30	1.30%	$6.57
Class A	1,000.00	1,005.00	1.55	7.83
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.65	1.30%	$6.61
Class A	1,000.00	1,017.39	1.55	7.88
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 12, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-1100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 8, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: April 8, 2015